UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Filed Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

CITIZENS FIRST CORPORATION

(Exact name of registrant as specified in its charter)

Kentucky	333-67435	61-0912615
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

1065 Ashley Street, Suite 200
Bowling Green, Kentucky 42103
(Address of principal executive offices and zip code)

(270) 393-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 6, 2009, Citizens First Corporation (“Citizens”) issued a press release announcing the rejection by the Board of Directors of Citizens (the “Board”) of Porter Bancorp, Inc.’s (“Porter”) unsolicited exchange offer to acquire all of the outstanding common shares of Citizens and the Board’s recommendation to Citizens’ stockholders not to tender their shares into Porter’s offer. A copy of the press release, as well as a letter to Citizens’ stockholders, are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit

99.1 Press release issued November 6, 2009 by Citizens.

99.2 Letter to stockholders of Citizens dated November 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST CORPORATION

By:	/s/ M. Todd Kanipe
Name:	M. Todd Kanipe
Title:	President and Chief Executive Officer

Date: November 6, 2009

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued November 6, 2009 by Citizens.

99.2	Letter to stockholders of Citizens dated November 6, 2009.